UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 23, 2024
Date of Report (Date of Earliest Event Reported)

Central Index Key Number of the issuing entity:  0001792905
CSAIL 2019-C18 Commercial Mortgage Trust
(Exact name of issuing entity)

Central Index Key Number of the registrant:  0001654060
Credit Suisse Commercial Mortgage Securities Corp.
(Exact name of registrant as specified in its charter)

Central Index Key Number of the sponsor:  0001628601
Column Financial, Inc.
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001685185
UBS AG, acting through its branch located at 1285 Avenue of the Americas, New York, New York
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001654834
Rialto Real Estate Fund III – Debt, LP
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001548567
CIBC Inc.
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001755531
Societe Generale Financial Corporation
(Exact name of sponsor as specified in its charter)

New York	333-227081-04	38-4129060 38-4129061 38-7235630
(State or other jurisdiction of incorporation of issuing entity)	(Commission File Number of issuing entity)	(I.R.S. Employer Identification Numbers)

c/o Computershare Trust Company, N.A., as agent for
Wells Fargo Bank, National Association
9062 Old Annapolis Road
Columbia, MD 21045
(Address of principal executive offices of the issuing entity) (Zip Code)

(212) 325-4217
Registrant's Telephone number, including area code

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

☐  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised Financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01 Other Events.

The Presidential City Mortgage Loan, which constituted approximately 2.2% of the asset pool of the issuing entity as of its cut-off date, is an asset of the issuing entity and is part of a loan combination that is being serviced and administered under the trust and servicing agreement, dated as of September 6, 2019 relating to the SG Commercial Mortgage Securities Trust 2019-PREZ filed as Exhibit 4.4 to the registrant’s Current Report on Form 8-K filed on December 12, 2019 (the “SGCMS 2019-PREZ TSA”).  Pursuant to Section 7.1(d) of the SGCMS 2019-PREZ TSA, Situs Holdings, LLC, a Delaware limited liability company, was removed as special servicer of the Presidential City Mortgage Loan and Torchlight Loan Services, LLC (“Torchlight”), a Delaware limited liability company, was appointed as the successor special servicer of the Presidential City Mortgage Loan under the SGCMS 2019-PREZ TSA.

In the interest of transaction management, this Current Report on Form 8-K is being filed to record that, effective as of September 23, 2024, the Presidential City Mortgage Loan will be specially serviced, if necessary, pursuant to the SGCMS 2019-PREZ TSA, by Torchlight.  Torchlight maintains its principal special servicing office at 280 Park Avenue, 11th Floor, New York, New York 10017 and its telephone number is 212-883-2800.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Credit Suisse Commercial Mortgage Securities Corp.
(Depositor)

/s/ Nader Attalla
Nader Attalla, Authorized Signatory

Date:  September 23, 2024